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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 23, 2004

                          Savient Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-15313               13-3033811
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 (State or Other Jurisdiction          (Commission            (IRS Employer
     of Incorporation                  File Number)        Identification No.)

                          One Tower Center, 14th Floor
                        East Brunswick, New Jersey 08816
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 418-9300

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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a) On August 23, 2004, Savient Pharmaceuticals, Inc. (the "Company") entered into an employment agreement (the "Agreement") with Lawrence A. Gyenes defining the terms of his employment with the Company as Senior Vice President, Chief Financial Officer and Treasurer. The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(c) The Company announced on August 23, 2004 that Lawrence A. Gyenes, age 53, was appointed Senior Vice President, Chief Financial Officer and Treasurer of the Company.

         From 2001 until he joined the Company, Mr. Gyenes was Chief Financial Officer of Reliant Pharmaceuticals, Inc., a privately-held pharmaceuticals company. During 2001, he was a consultant and independent advisor to the CEO of Dupont Pharmaceuticals Company. From 1998 to 2000, Mr. Gyenes was Chief Financial Officer of Rand McNally & Company, a privately-held map and navigation company. Mr. Gyenes holds an M.B.A. from the University of Chicago and a B.S. in accounting from the University of Illinois.

         In connection with his position as Senior Vice President, Chief Financial Officer and Treasurer of the Company, the Company entered into the Agreement with Mr. Gyenes on August 23, 2004. The Agreement is for an initial three year term and is automatically renewed for additional one year terms unless either the Company or Mr. Gyenes gives notice of non-renewal at least 90 days prior to the expiration date of the Agreement. Pursuant to the Agreement, Mr. Gyenes is currently entitled to an annual salary of $320,000. Additionally, Mr. Gyenes is eligible to participate in the Company's bonus, long-term incentive and other benefit programs.

         If Mr. Gyenes' employment is terminated by the Company at any time for any reason other than cause, death or disability, or if the Company fails to renew the Agreement, then he will be entitled to receive:

o continuation of his base salary for the number of months following termination equal to the full number of months since the commencement of his employment (but not less than six months or more than 18 months);

o a lump sum payment equal to his target annual bonus multiplied by the quotient of the full number of months since the commencement of his employment (but not less than six months or more than 18 months) divided by twelve, less $40,000;

o a lump sump payment on the one year anniversary of termination equal to $40,000, provided that he does not breach non-competition and non-solicitation obligations pursuant to the Agreement; and

o continuation of medical, life and disability insurance and similar welfare benefits, for the number of months following termination equal to the full number of months since the commencement of his employment (but not less than six months or more than 18 months).



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         If Mr. Gyenes terminates his employment for good reason after August
23, 2005, then he will be entitled to receive:

o        a lump sum payment equal to 150% of his base annual salary, less
         $40,000;

o        a lump sum payment equal to 150% of his target annual bonus;

o a lump sump payment on the one year anniversary of termination equal to $40,000, provided that he does not breach non-competition and non-solicitation obligations pursuant to the Agreement; and

o continuation of medical, life and disability insurance and similar welfare benefits, for 18 months following termination.

         If, within 24 months following a change in control of the Company, or following the date of the announcement of a transaction which leads to a change in control of the Company, and the Company terminates Mr. Gyenes' employment for any reason other than cause, death or disability or fails to renew the Agreement (if it would otherwise have expired during the period), or Mr. Gyenes terminates his employment for good reason, or the Company or a successor materially breaches any material provision of the Agreement, then Mr. Gyenes will be entitled to receive:

o        a lump sum payment equal to twice his annual base salary;

o        a lump sum payment equal to twice his target annual bonus; and

o continuation of medical, life and disability insurance and similar welfare benefits, for two years following termination.

         The terms "cause", "good reason" and "change in control" are defined in the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

         Pursuant to the Agreement, Mr. Gyenes agreed that during the term of the Agreement and for six months thereafter he will not compete with the Company. In addition, Mr. Gyenes agreed that during the term of the Agreement and for twelve months thereafter he will not solicit the Company's employees. These covenants terminate if at any time following a change in control of the Company, the Company terminates Mr. Gyenes' employment without cause or if he terminates his employment for good reason.

         This summary of the Agreement is qualified in its entirety by the terms an conditions of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  See Exhibit Index attached hereto.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         SAVIENT PHARMACEUTICALS, INC.
Date:  August 27, 2004                   By: /s/ Philip K. Yachmetz
                                              ----------------------------------
                                              Philip K. Yachmetz
                                              Senior Vice President, General
                                              Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.                   Description
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10.1                          Employment Agreement dated August 23, 2004,
                              between the Company and Lawrence A. Gyenes